Guggenheim Variable Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850
Supplement Dated January 30, 2017
to the currently effective Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), as supplemented from time to time, for Series D (World Equity Income Series) (the “Series”)
This supplement provides updated information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.
Effective immediately, Ole Jakob Wold no longer serves as a portfolio manager for the Series. Accordingly, any and all references to Ole Jakob Wold are hereby deleted. Farhan Sharaff and Scott Hammond remain portfolio managers of the Series.

Please Retain This Supplement for Future Reference

FSEWIVT-COMBO-SUP-0117x0517